                                                                    Exhibit 10.3

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ  08807
Issued: July 14, 1995                                   Effective: July 28, 1995

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 2507

                                   TITLE PAGE

This Contract Tariff applies to AT&T Software Defined Network Services consisting of: AT&T Custom Software Defined Network Service, AT&T Global Software Defined Network Service, AT&T Distributed Network Service, AT&T 800 Services consisting of: AT&T 800 Service-Domestic, AT&T 800 Service-Mexico, AT&T 800 Service-Canada, AT&T 800 Service-Puerto Rico and the U.S. Virgin Islands, AT&T 800 READYLINE Service-Domestic, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands, AT&T MEGACOM 800 Service-Domestic, AT&T MEGACOM 800 Service-Overseas, AT&T 800 MEGACOM Service-Mexico, AT&T 800 MEGACOM Service-Puerto Rico and the U.S. Virgin Islands, AT&T 800 MEGACOM Service-Canada and AT&T Terrestrial 1.544 Mbps Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 1
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 2507

                                  CHECK SHEET

The Title Page and Pages 1 through 15 inclusive of this tariff are effective as of the date shown.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Check Sheet ..........................................................    1
List of Concurring, Connecting and Other Participating Carriers ......    1
Explanation of Symbols - Coding of Tariff Revisions ..................    1
Trademarks and Service Marks .........................................    2
Explanation of Abbreviations .........................................    2
Contract Summary .....................................................    3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

CONCURRING CARRIERS - NONE

CONNECTING CARRIERS - NONE

OTHER PARTICIPATING CARRIERS - NONE

EXPLANATION OF SYMBOLS - CODING OF TARIFF REVISIONS

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

  R - to signify reduction.
  I - to signify increase.
  C - to signify changed regulation.
  T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
  M - to signify matter relocated without change.
  N - to signify new rate or regulation.
  D - to signify discontinued rate or regulation.
  Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

        Trademarks       Service Marks
        ----------       -------------

        None             ACCUNET
                         Gold
                         MEGACOM
                         READYLINE

EXPLANATION OF ABBREVIATIONS

Adm.    - Administrator

IOCs    - Inter Office Channels

kbps    - kilobits per second

Mbps    - Megabits per second

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                     ** All material on this page is new. **

                            CONTRACT TARIFF NO. 2507

1.   SERVICES PROVIDED:

   A. AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No. 1) consisting of:

     1.   Custom SDN
     2.   Global Software Defined Network (GSDN) Service

   B. AT&T Distributed Network (DNS) Service (AT&T Tariff F.C.C. No. 1)

   C. AT&T 800 Services (AT&T Tariff F.C.C. Nos. 2 and 14) consisting of:

     1.   AT&T 800 Service-Domestic
     2.   AT&T 800 Service-Mexico
     3.   AT&T 800 Service-Canada
     4.   AT&T 800 Service-Puerto Rico and the U.S. Virgin Islands
     5.   AT&T 800 READYLINE Service-Domestic
     6.   AT&T 800 READYLINE Service-Overseas
     7.   AT&T 800 READYLINE Service-Canada
     8.   AT&T 800 READYLINE Service-Mexico
     9.   AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands
     10.  AT&T MEGACOM 800 Service-Domestic
     11.  AT&T MEGACOM 800 Service-Overseas
     12.  AT&T MEGACOM 800 Service-Mexico
     13.  AT&T MEGACOM 800 Service-Puerto Rico and the U.S. Virgin Islands
     14.  AT&T MEGACOM 800 Service-Canada

   D. AT&T Terrestrial 1.544 Mbps Local Channel Services (AT&T Tariff F.C.C. No.
11)

2. CONTRACT TERM; RENEWAL OPTIONS - For each of the Services Provided under this Contract Tariff, the date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date (CISD). For AT&T SDN, AT&T DNS and AT&T 800 Services the term is four years and the CISD is the first day of the Customer's first full billing cycle for each of these services under this Contract Tariff. This Contract Tariff may be renewed for an additional one year.

3.   MINIMUM COMMITMENTS/CHARGES

   A. AT&T SDN AND AT&T DNS SERVICES -

     1. MINIMUM REVENUE COMMITMENTS - The following Minimum Semi-annual Revenue Commitments (MSARCs) and Minimum Annual Revenue Commitments (MARCs) apply to the AT&T SDN and DNS Services provided under this Contract Tariff. Of the MSARCs for Domestic and International Services, the amounts specified in
Section 3.A.1.(b), following, must be from New Business Locations. If the Customer elects to renew for 1 year, the Customer will have the same requirements as year 4 but will not be eligible for the credits specified in 6.C.1.(h) through (k).

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                          Original Page 4
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

3.A.1. MINIMUM REVENUE COMMITMENTS (CONTINUED)

   a) AT&T SDN AND DNS SERVICES - The SDN and DNS MSARCs for domestic and international AT&T SDN Service Direct Dial (1+) and AT&T DNS Service Direct Dial (1+) usage charges, after the application of the discounts specified in Section 5.B. and the credits specified in Sections 6.C.1.(b), (c) and (d) following, and prior to the application of the discounts specified in Section 5.A. and credits in Section 6.C.1.(h), (i), (j) and (k) is $2,400,000 for each successive semi-annual period of the Contract Tariff Term and the combined SDN and DNS MARC is $4,800,000 per year and must be satisfied by SDN and DNS qualified usage.

If the Customer fails to meet the AT&T SDN and DNS Services MSARC in any semi-annual period of the Contract Tariff term, the Customer will be billed a shortfall charge equal to the difference between the AT&T SDN and DNS Services MSARC and the actual billed charges that apply to satisfy the SDN and DNS MSARCs for that semi-annual period, excluding shortfall charges. The shortfall charge shall be calculated after the completion of each semi-annual period during the term of this Contract Tariff and billed the following month. On each anniversary of the CISD, if the Customer's actual AT&T SDN and DNS usage charges for the preceding year, excluding any shortfall charges, meets the AT&T SDN and DNS MARC in the preceding year, then any AT&T SDN and DNS MSARC shortfall charge applied for the preceding year will be applied as a credit to the next full billing month following the anniversary of the CISD. If the credit exceeds the amount of the final bill, the amount in excess will be refunded to the Customer. If the Customer fails to meet the AT&T SDN and DNS MSARC in any semi-annual period of the Contract Tariff term, the Customer will be ineligible for any credits listed in Section 6.C.1.(h) through (k) following, for that period.

   b) NEW BUSINESS USAGE - The New Business MSARC is $240,000 for each successive semi-annual period, and the New Business MARC is $480,000 per year, and must be satisfied by DNS Service Direct Dial (1+) usage charges from New Business Locations and SDN Service Direct Dial (1+) usage charges rated under Rate Schedules B and B-PV from New Business Locations, after the application of the discounts specified in Section 5.B.1.(a), 2.(a), 3.(a) and the credits specified in Section 6.C.1.(b), following, and prior to the application of the discounts specified in Section 5.A.1. and credits in Sections 6.C.1.(h) and (i) following. With respect to DNS provided under this Contract Tariff, New Business Locations are 1) locations that are converted to DNS under this Contract Tariff at which, during the 180 days prior to conversion, AT&T was not the presubscribed

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                        1st Revised Page 5
Bridgewater, NJ 08807                                    Cancels Original Page 5
Issued:  September 1, 1995                         Effective:  September 8, 1995

       ** All material on this page is reissued unless otherwise noted **

3.A.1. MINIMUM REVENUE COMMITMENTS (CONTINUED)

Primary Interexchange Carrier (PIC) for more than 50% of the switched
access lines converted; or 2) existing DNS locations which the Customer       Cx
informs AT&T are to be treated as New Business Locations at the CISD or no    ..
later than 30 days after the CISD provided that the combined discounted DNS
usage charges for all such identified DNS locations, during the three full    ..
billing months prior to the date the CISD, did not exceed $120,000.00.        Cx
With respect to SDN Service provided under this Contract Tariff, a New
Business Location is a location that was converted to SDN Service under this Contract Tariff at which, during the 180 days prior to conversion, AT&T was not the Interexchange Carrier for any of the lines converted.
Except as provided for above with respect to DNS, locations that were included on the Customer's DNS or SDN networks prior to the Customer ordering service under this Contract Tariff may not be considered New
Business Locations. If the Customer fails to meet the New Business MSARC in any semi-annual period of the Contract Tariff Term, the Customer will be billed a shortfall charge equal to the difference between the New
Business MSARC and the actual billed charges that are to satisfy New
Business for that semi-annual period. On each anniversary of the CISD, if the Customer's actual New Business DNS usage meets the New Business
DNS MARCs for the previous year, then any New Business DNS shortfall charge applied for the preceding year will be applied as a credit to the next full billing month following the anniversary of the CISD.

     B. AT&T 800 SERVICES - The 800 Service Minimum Semi-Annual Revenue Commitment (MSARC) is $600,000 for each successive semi-annual period of the Contract Tariff term and must be satisfied by AT&T 800 Services usage charges, after application of the AT&T 800 Services discounts specified in Section 5.C. If the Customer fails to meet the 800 Services MSARC in any semi-annual period of the Contract Tariff term, the Customer will be billed a shortfall charge equal to the difference between the 800 Services MSARC and the actual billed charges for that semi-annual period.

If the Customer fails to meet the 800 Services MSARC in any semi-annual period of the Contract Tariff term, the Customer will be ineligible for any credits listed in Section 6.C.2.(c) and (d) following for that period.


     MATERIAL FILED UNDER CONTRACT TARIFF TRANSMITTAL NO. 3903 IS SCHEDULED TO BECOME EFFECTIVE ON SEPTEMBER 8, 1995.

X ISSUED ON NOT LESS THAN FIVE DAYS' NOTICE UNDER AUTHORITY OF SPECIAL PERMISSION NO. 93-86

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                     ** All material on this page is new. **

4. CONTRACT PRICE

 A. AT&T SDN SERVICES

  1. The Contract Price for the AT&T SDN Service provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

 B. AT&T DNS SERVICES

  1. The Contract Price for the AT&T DNS Service provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

 C. AT&T 800 SERVICES

  1. The Contract Price for the AT&T 800 Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time.

 D. AT&T LOCAL CHANNEL SERVICES

  1. The Contract Price for the AT&T Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. DISCOUNTS - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply.

 A. AT&T SDN SERVICES

  1. DOMESTIC SDN DIRECT DIAL SERVICE

   (a) BASE DISCOUNTS - AT&T will apply the following discounts to the monthly usage charges for domestic Direct Dial SDN usage charges, as specified below, in lieu of and in the same method as the SDN Term and Volume Plan (TVP) as specified in AT&T Tariff F.C.C. No. 1:

           SDN Total Monthly Usage Charges             Discount
     ----------------------------------------------    --------
     on amounts above  $0           to   $15,000.00       0%
     on amounts above  $15,000.00   to   $30,000.00      17%
     on amounts above  $30,000.00   to  $300,000.00      29%
     on amounts above  $300,000.00  to  $800,000.00      32%
     on amounts over   $800,000.00                        0%

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 7
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

5.A. AT&T SDN SERVICES (CONTINUED)

  2. DOMESTIC INTERSTATE SDN DIRECT DIAL SERVICE

   (a) ADDITIONAL DISCOUNTS - AT&T will apply an additional 3% discount to the monthly domestic interstate SDN Direct Dial (1+) usage charges on amounts up to $600,000.00 excluding Calling Card and Software Defined Data Network (SDDN) usage, after the application of the discount specified in Section 5.A.1.(a), preceding.

  3. SDN INTERNATIONAL CALLING CAPABILITY

   (a) BASE DISCOUNTS - AT&T will apply the following discounts to the monthly usage charges for SDN International Calling Capability usage charges, as specified below:

     SDN Total Monthly Usage Charges                           Discount
     ---------------------------------------------------       --------
     on amounts above         $0 to $10,000.00                      0%
     on amounts above         $10,000.00 to $20,000.00              5%
     on amounts above         $20,000.00 to $30,000.00             10%
     on amounts above         $30,000.00 to $300,000.00          12.5%
     on amounts above         $300,000.00 to $500,000.00           15%
     on amounts over          $500,000.00                           0%

 B. AT&T DNS SERVICES

  1. DOMESTIC DNS NEW BUSINESS DISCOUNT

   (a) BASE DISCOUNTS - All domestic interstate DNS Direct Dial (1+) usage charges from New Business Locations will receive a discount of 14%, which will be applied on a per call basis, prior to the application of any other discounts.

  2. DOMESTIC DNS DISCOUNTS

   (a) BASE DISCOUNTS - The following discounts will be applied monthly to domestic DNS Direct Dial (1+) usage charges, after the application of the discount in Section 5.B.1.(a), preceding, if applicable.

         0% discount on the amounts between $0 and $10,000.00
        10% discount on the amounts between $10,000.00 and $20,000.00 29% discount on the amounts between $20,000.00 and $1,000,000.00
         0% discount on the amounts over $1,000,000.00

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 8
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

5.B. AT&T DNS SERVICES (CONTINUED)

  3. INTERNATIONAL DNS DISCOUNTS

   (a) BASE DISCOUNTS - The following discounts apply to the Customer's monthly international DNS Direct Dial (1+) usage charges:

         0% discount on the amounts between $0 and $5,000.00
        12% discount on the amounts between $5,000.01 and $15,000.00 16% discount on the amounts between $15,000.01 and $60,000.00 18% discount on the amounts between $60,000.01 and $200,000.00 20% discount on the amounts between $200,000.00 and $400,000.00
         0% discount on the amounts over $400,000.00

The discounts in 5.B.2.(a), and 5.B.3.(a), preceding, shall be determined using the Method of Determining Discount for DNS, as specified in AT&T Tariff F.C.C. No. 1.

 C. AT&T 8OO SERVICES

  1. BASE DISCOUNTS

   (a) The Customer will receive a 23% discount on all AT&T 800 Services usage charges.

   (b) The Customer will receive the same monthly discounts as the Revenue Volume Pricing Plan (RVPP).

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS

 A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1. are as set forth in the AT&T tariffs that are referenced in Section 1., as such tariffs are amended from time to time.

 B. MONITORING CONDITIONS - The Customer must satisfy the following Service Requirements which will be monitored on each monthly, semi-annual and annual anniversary of the CISD, as required, or at the time the Customer elects to discontinue without liability pursuant to Section 6.D.

  1. AT&T SDN AND AT&T DNS SERVICES

   (a) During each month of the term of this Contract Tariff no more than 50% of the total switched access lines used to provide DNS under this Contract Tariff at a New Business Location may be lines for which AT&T was the presubscribed Primary Interexchange Carrier during the 180 days prior to the conversion to DNS under this Contract Tariff. Compliance will be monitored at the end of each month. This monitoring condition does not apply to locations identified by the Customer as New Business Locations pursuant to Section 3.A.1.(b)(2) preceding.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                           Original Page 9
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

6.B.1.  AT&T SDN AND AT&T DNS SERVICES (CONTINUED)

   (b) During the first year, no more than 50% of the Customer's usage from locations added after the CISD for DNS and SDN Service, provided under this Contract Tariff, can be domestic AT&T SDN Services Direct Dial (1+) usage.

   (c) During each semi-annual period in the second year, no more than 40% of the usage from locations added during that year for DNS and SDN Service, provided under this Contract Tariff, can be domestic AT&T SDN Services Direct Dial (1+) usage in the preceding semi-annual period. Compliance will be monitored at the end of the 18th and 24th months of the Contract Tariff Term.

   (d) During each semi-annual period after the second year, no more than 20% of the Customer's usage from locations added during each year for DNS and SDN Service, provided under this Contract Tariff, can be domestic AT&T SDN Services Direct Dial (1+) usage in the preceding semi-annual period. Compliance will be monitored at the end of the 30th, 36th, 42nd, 48th and 54th months of the Contract Tariff Term.

If the Customer fails to satisfy the Monitoring Condition in Section 6.B.1.(a) for any New Business Location, such location shall thereafter no longer qualify as a New Business Location and the discount and credits specified in Section 5.B.1.(a), preceding and 6.C.1.(b) and (h), following, will no longer apply with respect to that location for the remainder of the Contract Tariff Term.

If the Customer fails to satisfy the Monitoring Conditions in 6.B.1.(b), (c) or
(d), the Customer will be billed an amount equal to all discounts, specified in
Section 5., preceding and the credits specified in Sections 6.C.1.(b) through
(d) and (h) through (k) following, applied for the preceding 12 month period if the monitoring conditions were not satisfied in year 1, or semi-annual period if the monitoring conditions were not met in years two through 4, and if applicable, year 5.

  2. AT&T 800 SERVICES - NONE

 C. PROMOTIONS, CREDITS AND WAIVERS

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                       1st Revised Page 10
Bridgewater, NJ  08807                                  Cancels Original Page 10
Issued:  July 19, 1995                                 Effective:  July 28, 1995

    ** All material on this page is reissued unless otherwise indicated. **

6.C. PROMOTIONS, CREDITS AND WAIVERS (CONTINUED)

The following credits and waivers will be applied to the Customer's bill for the Services Provided under this Contract Tariff. If the sum of all credits applicable in the final month of the Contract Tariff term exceeds the amount of the Customer's final bill, the amount in excess will be refunded to the Customer. If at the end of the Contract Tariff term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other AT&T services.

  1. AT&T SDN AND AT&T DNS SERVICES

   (a) CARRIER CHANGE CHARGE CREDIT - AT&T will reimburse the Customer up to a maximum of $5.00, not to exceed $5,000, each month during the term of this Contract Tariff, for the Local Exchange Company (LEC) carrier change charge for each switched access line that the Customer converts from another Interexchange Carrier used to access AT&T DNS and SDN Services provided under this Contract Tariff.

   (b) DOMESTIC DNS NEW BUSINESS CREDIT - AT&T will apply a credit to the Customer's DNS bill, for domestic interstate DNS Direct Dial (1+) usage charges from New Business Locations in the billing month following the initial application of the discounts in Sections 5.B.1.(a) and 5.B.2.(a), preceding, in an amount equal to the difference between: a) the Customer's total undiscounted domestic interstate DNS Direct Dial (1+) usage charges from New Business locations for the preceding month multiplied by 38.8% and b) the previously applied DNS Discounts under Sections 5.B.1.(a) and 5.B.2.(a), above, for such usage in that month.

   (c) DOMESTIC DNS CREDIT - AT&T will apply a credit to the Customer's DNS bill, for domestic interstate DNS Direct Dial (1+) usage charges that did not qualify as New Business Locations in the billing month following the initial application of the discounts in Section 5.B.2.(a), preceding, in an amount equal to the difference between: a) the Customer's total undiscounted domestic interstate DNS Direct Dial (1+) usage charges
from locations that did not qualify as New Business Locations for the         Cx
preceding month multiplied by 33.3% and b) the previously applied Domestic DNS Discounts under Section 5.B.2.(a), above, for such usage in that month.

   (d) INTERNATIONAL DNS CREDIT - AT&T will apply a credit equal to 7% of the Customer's discounted international DNS Direct Dial (1+) billed usage charges. This credit will be applied to the Customer's DNS bill in the billing month following the month in which the discounted monthly international DNS Direct Dial (1+) usage charges were billed.






x ISSUED ON NOT LESS THAN 5 DAYS' NOTICE UNDER AUTHORITY OF SPECIAL PERMISSION NO. 93-86. MATERIAL FILED UNDER CONTRACT TARIFF TRANSMITTAL NO. 3903 IS SCHEDULED TO BECOME EFFECTIVE ON JULY 28, 1995.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                          Original Page 11
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

6.C.1.  AT&T SDN AND AT&T DNS SERVICES (CONTINUED)

   (e) AT&T will waive the Nonrecurring Installation Charge for one AT&T SDN Database Partition.

   (f) AT&T will waive the AT&T DNS Service Establishment Charge for one DNS Network.

   (g) AT&T will waive the Nonrecurring Installation Charges for AT&T Terrestrial 1.544 Mbps Local Channels and Voice Grade Local Channels and the associated Access Coordination Functions, not to exceed 10, ordered within 180 days after the Customer's initial Service Date and installed within 30 days after the date ordered, provided that such Local Channels are not connected through an Office Function. Such Local Channels and Access Coordination Functions must remain installed for a minimum of 12 months. If this requirement is not met, the Customer will be billed the amount waived at the time of discontinuance or at the time an Office Function is provided.

   (h) DNS BONUS NEW BUSINESS USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's DNS bill in the second month following the end of the semi-annual period, in an amount, not less than zero, equal to: (a) the billed monthly usage charges for the semi-annual period from the New Business Locations for domestic interstate direct dial (1+) DNS calling under this Contract Tariff after the application of the discounts in Sections 5.B.1.(a) and 5.B.2.(a) and the credit in Section 6.C.2.(b), preceding, minus (b) the number of billed minutes for domestic interstate direct dial (1+) calling from New Business Locations during that semi-annual period multiplied by $0.1290. If, in any semi-annual period during the term of the Contract Tariff, the Customer meets or exceeds 130% of the New Business Usage MSARCs in Section 3.A.1. preceding after the application of the discounts in Sections 5.B.1.(a) and 5.B.2.(a) and the credit in Section 6.C.2.(b), then this credit will be calculated by multiplying by $0.1250 in lieu of $0.1290, above. If, in any semi-annual period during the term of the Contract Tariff, the Customer meets or exceeds 150% of the New Business Usage MSARCs in Section 3.A.1. preceding after the application of the discounts in Sections 5.B.1.(a) and 5.B.2.(a) and the credit in Section 6.C.2.(b), then this credit will be calculated by multiplying by $0.1210 in lieu of $0.1290.

   (i) DNS BONUS USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's DNS bill in the second month following the end of the semi-annual period, in an amount, not less than zero, equal to: (a) the billed monthly usage charges for the semi-annual period from locations other than New Business Locations for domestic interstate direct dial (1+) DNS calling under this Contract Tariff after the application of the discounts in Section 5.B.2.(a) and the credit in Section 6.C.2.(c), preceding, minus (b) the number of billed minutes for domestic interstate direct dial (1+) DNS calling from locations other than New Business Locations calling during that semi-annual period multiplied by $0.1420.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                       1st Revised Page 12
Bridgewater, NJ 08807                                   Cancels Original Page 12
Issued:  September 1, 1995                         Effective:  September 8, 1995

       ** All material on this page is reissued unless otherwise noted **

6.C.2. AT&T SDN AND AT&T DNS SERVICES (CONTINUED)

   (j) SDN BONUS USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's SDN bill in the second month following the end of the semi-annual period, in an amount, not less than zero, equal to: (a) the billed monthly usage charges for the semi-annual period for domestic interstate direct dial (1+) SDN Schedule A Usage after the application of the discounts in Sections 5.A.1.(a) and 5.A.2.(a), preceding, minus (b) the number of billed minutes for domestic interstate direct dial (1+) SDN Schedule A Usage calling during that semi-annual period multiplied by $0.1460.

   (k) SDN BONUS USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's SDN bill in the second month following the end of the semi-annual period, in an amount, not less than zero, equal to (a) the billed monthly usage charges during the semi-annual period for domestic interstate direct dial (1+) SDN Schedule B Usage after the application of the discounts in Sections 5.A.1.(a) and 5.A.2.(a) , preceding, minus (b) the number of billed minutes for domestic interstate direct dial (1+) SDN Schedule B Usage calling during that semi-annual period multiplied by $0.1020.

   (l) AT&T will apply a credit of $15,000 to the Customer's SDN bill in Nx the 7th full billing month following the CISD provided the Customer has met .. the MSARCs as specified in Section 3., preceding, for the preceding 6-month ..
period.                                                                       Nx

  2. AT&T 800 SERVICES

   (a) AT&T will waive the nonrecurring installation charges for all 800 numbers that are converted to AT&T 800 Services under this Contract Tariff and that were not served by AT&T during the 90-day period prior to conversion to AT&T 800 Service under this Contract Tariff, when these numbers (a) are ordered and installed within the first 24 months after the Customer's subscription to this Contract Tariff, and (b) remain in service for a period of not less than 12 months. If the Customer discontinues any of these 800 Numbers prior to the end of the 12 month period, the Customer will be billed for the associated waived nonrecurring charges.





MATERIAL FILED UNDER CONTRACT TARIFF TRANSMITTAL NO. 3903 IS SCHEDULED TO BECOME EFFECTIVE ON SEPTEMBER 8, 1995.
x ISSUED ON NOT LESS THAN FIVE DAYS' NOTICE UNDER AUTHORITY OF SPECIAL PERMISSION NO. 93-86

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                          Original Page 13
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

6.C.2.  AT&T 800 SERVICES  (CONTINUED)

   (b) A non-recurring charge of $100 per location applies for each 800 number that is transferred to this Contract Tariff from a CSTP II. AT&T will waive this charge for the first 10 locations moved from a CSTP II to this Contract Tariff.

   (c) AT&T 800 READYLINE SERVICES USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's AT&T 800 Service bill in the second month following the end of the semi-annual period review period, in an amount, not less than zero, equal to: (a) the billed monthly usage charges for the semi-annual period for domestic interstate AT&T READYLINE 800 usage after the application of the discounts in Sections 5.C.1.(a) and 5.C.1.(b) preceding, minus (b) the number of billed minutes for domestic interstate AT&T READYLINE 800 switched usage for that semi-annual period multiplied by $0.1880.

   (d) AT&T MEGACOM 800 SERVICES USAGE CREDIT - For each semi-annual period during the term of this Contract Tariff, the Customer will receive a credit, which will be applied to the Customer's AT&T MEGACOM 800 Service bill in the second month following the end of the semi-annual period, in an amount, not less than zero, equal to: (a) the billed monthly usage charges for the semi-annual period for domestic interstate AT&T MEGACOM 800 Services usage after the application of the discounts in Sections 5.C.1.(a) and 5.C.1.(b), preceding, minus (b) the number of billed minutes for domestic interstate AT&T MEGACOM 800 Services usage for that semi-annual period multiplied by $0.1610.

 D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other newly subscribed AT&T services applicable to Contract Tariffs or another newly subscribed AT&T Contract Tariff for the Services Provided under this Contract Tariff, with equal or greater volume or revenue commitments and with a term equal to or greater than the remaining term. The Customer will be billed an amount equal to the difference between (1) the AT&T SDN and DNS Services MSARCs specified in Section 3. for the Semi-Annual Period in which the Customer discontinues, divided by 6, times the number of months the Customer was in this Contract Tariff that Semi-Annual Period and (2) the actual undiscounted SDN and DNS Services charges incurred for that Semi-Annual Period. The Customer will also be billed an amount equal to the difference between (1) the AT&T 800 Services MSARCs specified in Section 3. for the Semi-Annual Period in which the Customer discontinues, divided by 6, times the number of months the Customer was in this Contract Tariff that Semi-Annual Period and (2) the actual discounted AT&T 800 Services charges incurred for that Semi-Annual Period.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                          Original Page 14
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

6.D. DISCONTINUANCE - (CONTINUED)

If the Customer discontinues this Contract Tariff for any reason other than specified above prior to the expiration of the Contract Tariff Term, Termination Charges will apply. The Termination Charge for AT&T SDN and DNS Services will be an amount equal to the unsatisfied MSARCs for the Semi-Annual Period in which the Customer discontinues and the MSARCs for each Semi-Annual Period remaining in the Contract Tariff Term. The Termination Charge for AT&T 800 Services will be an amount equal to 50% of the unsatisfied MSARC for the Semi-Annual Period in which the Customer discontinues and the MSARC for each Semi-Annual Period remaining in the Contract Tariff Term.

In addition, if the Customer discontinues this Contract Tariff for any reason prior to the expiration of the Contract Tariff term, the Customer will be billed an additional Termination Charge. The initial amount of the additional Termination Charge shall be equal to $1,495,000. If the Customer discontinues this Contract Tariff in the second year of the Contract Tariff term, the additional Termination Charge, will be reduced by $373,750.00. If the Customer discontinues this Contract Tariff in the third year of the Contract Tariff term, the additional Termination Charge, will be reduced by $747,500.00. If the Customer discontinues this Contract Tariff in the fourth year of the Contract Tariff term, or if applicable the fifth year, no additional Termination Charge will apply.

6.E. OTHER REQUIREMENTS

  1. DNS BILLING GUARANTEE - AT&T guarantees that it will bill Customers for 99% of DNS calls, excluding DNS Card Calls, within 90 days after the date the call is placed. The billing date is the date on the Customer's regular monthly DNS bill. The guarantee does not apply to rebilling of calls that were previously billed but not paid for.

  2. PAYMENT OF CHARGES - In addition to the provisions specified in AT&T Tariff F.C.C. No. 1 for Payment of Charges, all payments for bills rendered to the Customer are due within 30 days after the bill date. If payment is not received within five days after the due date, AT&T will, upon five days prior written notice, not provision any new orders for SDN or DNS locations provided under this Contract Tariff until payment is received. In the event that AT&T stops provisioning pursuant to this provision, the Customer nonetheless will remain liable to fulfill all commitments under this Contract Tariff. If the services provided under this Contract Tariff are disconnected as the result of the Customer's failure to pay the bill and/or required deposit, the Customer will be deemed to have discontinued with liability and will be subject to the provisions in Section 6.D. preceding. The Termination Charge described in Section 6.D. preceding, will apply in addition to all charges due for services provided through the date of disconnection.

  3. The Customer will receive a single monthly bill for the AT&T SDN Service provided under this Contract Tariff, regardless of the number of Customer Premises on the network, for the duration of the Contract Tariff term.

AT&T COMMUNICATIONS                                     CONTRACT TARIFF NO. 2507
Adm. Rates and Tariffs                                  Original Page 15
Bridgewater, NJ  08807
Issued:  July 14, 1995                                 Effective:  July 28, 1995

                    ** All material on this page is new. **

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS (CONTINUED)

 F. AVAILABILITY - This Contract Tariff has been developed for Customers who: 1) had an existing AT&T SDN Service Term Plan within the previous 12-month period prior to the Customer ordering service under this Contract Tariff or, 2) had existing AT&T DNS Service within the 6-month period prior to the Customer ordering service under this Contract Tariff and 3) are current in payment to AT&T at the time of ordering service under this Contract Tariff, for all AT&T tariffed telecommunications services. This Contract Tariff is available to any similarly situated Customer who orders service within 90 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 30 days after the date ordered.

[AT&T LOGO]

                           CONTRACT TARIFF ORDER FORM

               CUSTOMER                                     AT&T
               --------                                     ----

1. NAME: Long Distance Direct, Inc.              7. STREET: 55 Corporate Drive
2. STREET: 1 Blue Hill Plaza                      8. CITY: Bridgewater
3. CITY: Pearl River, NY  10965                   9. STATE & ZIP: NJ  08807
4. STATE & ZIP:                                  10. ATT'N: Mr. Tom Umholtz
5. ATT'N: Mr. Steve Lampert

   1. CUSTOMER hereby orders and AT&T agrees to provide communications services (the "Services") pursuant to a Contract Tariff ("CT"), which AT&T will file with the FCC consistent with the attached tariff pages. The Services will be provided in accordance with the rates, terms and conditions described in the CT and, except as provided in the CT, the rates, terms and conditions in Applicable Tariffs pertaining to the Services. Applicable Tariffs are the AT&T tariffs referenced in the CT, as such tariffs may be revised from time to time.

  2. CUSTOMER may, as its sole remedy, cancel its order without liability before the CT becomes effective if, without the consent of Customer: (a) AT&T fails to file the CT within thirty (30) days after the effective date of this Agreement;
(b) the CT as filed is not consistent with the attached tariff pages; or (c) the CT does not go into effect within 120 days after filing. In no event, however, shall CUSTOMER have a right to cancel its order under this Section for any condition that is caused by CUSTOMER.

  3. CUSTOMER may be required to pay a deposit or advance payment before service is provided pursuant to the terms of the CT and the Applicable Tariffs. If CUSTOMER fails to pay any such required deposit or advance payment within 30 days after AT&T's request for such payment, CUSTOMER will be deemed to have canceled this order.

  4. In the event of any inconsistency between the terms of any Applicable Tariff and the CT, the terms of the CT shall prevail. In the event of any inconsistency between the terms of this Agreement and any Applicable Tariff or the CT, the terms of the Applicable Tariff or the CT shall prevail. Nothing contained in this Agreement shall require AT&T to take any action prohibited or omit to take any action required by the FCC or any other regulatory authorities.

  5. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THE CT OR THE APPLICABLE TARIFFS, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T'S LIABILITY TO CUSTOMER IS SUBJECT TO THE LIMITATIONS STATED IN THE CT AND APPLICABLE TARIFFS.

  6. This Agreement shall be governed by the law of the State of New York (excluding its choice of law principles), or applicable federal statues.

   7. If any provision of the CT is held to be invalid or unenforceable, then AT&T and CUSTOMER shall cooperate to develop a mutually agreeable replacement for such provision. If the parties are unable to reach agreement on a replacement for the CT provision within 30 days after the provision is held to be invalid or unenforceable (or within such additional time as the parties agree in writing), then this Agreement shall be immediately terminated. CUSTOMER shall remain liable for all charges and liabilities for services provided under the CT prior to such termination.

  8. Neither party shall publish or use any advertising, sales promotions, press releases or other publicity matters which use the other party's corporate or trade names, logos, trademarks, trade dress, or service marks (or which use confusingly similar corporate or trade names, logos, trademarks, trade dress, or service marks) without the prior written approval of the other party, except to the limited extent as may be permissible under applicable law. Neither party is licensed hereunder to conduct business under the other party's corporate or trade names, logos, trademarks, trade dress, or service marks (or under any confusingly similar corporate or trade names, logos, trademarks, trade dress, or service marks).

  9. AT&T's relationship with CUSTOMER under this Agreement shall be that of an independent contractor.

 10. Notices pursuant to this Agreement shall be in writing to the addresses specified above.

 11. This Agreement, the CT, and the Applicable Tariffs constitute the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning the Services or the rights and obligations relating to the Services. No change, modification or waiver of any of the terms of this Agreement, except for revisions to the Applicable Tariffs, shall be binding unless reduced to writing and signed by authorized representatives of both parties hereto and, to the extent required by law, filed with the FCC.

 12. Each party represents and warrants that the person executing this Agreement on its behalf is fully authorized to do so.

ORDERED BY CUSTOMER:                             ACCEPTED BY AT&T:
-------------------                              ----------------

11. SIGNATURE: /s/ Steve Lampert                 15. SIGNATURE: /s/ J. M. Colby

12. PRINTED NAME: Steve Lampert                  16. PRINTED NAME: Janice Colby

13. TITLE: President                             17. TITLE: Sales Vice President

14. DATE: 7/28/95                                18. DATE: 7-25-95

                                  RELEASE AND
                              SETTLEMENT AGREEMENT

        This Release and Settlement Agreement ("Agreement") is entered into this Thursday of July 6th, 1995 by and between AT&T Corp. ("AT&T") and Long Distance Direct, Inc. ("Customer").

                                    Recitals

        WHEREAS, Customer has subscribed to certain AT&T telecommunication services furnished pursuant to Contract Tariffs 1081 and 1495 (the "Former Services"); and

        WHEREAS, disputes have arisen regarding the Former Services, including but not limited to alleged errors and delays in AT&T's provisioning and billing and an unintentional blocking of Customer's 800 Service on or about June 15, 1995; and

        WHEREAS, AT&T and Customer now wish to resolve these disputes.

                              Terms of Settlement

        THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Service Migration

        (a) Customer shall subscribe to service provided by AT&T pursuant to Contract Tariff 2507, attached to this Agreement as Exhibit A (the "New Service").

        (b) Customer's Former Services shall be disconnected upon commencement of the New Service.

        (c) The New Service shall be for a term of 48 months as provided in Contract Tariff 2507.

        (d) AT&T shall credit Customer for all shortfall and termination charges billed to but not paid by Customer pursuant to tariff with respect to the Former Services. Customer shall not receive any credits or refunds for charges incurred or paid on or before the Effective Date of this Agreement except with respect to said shortfall and termination charges. Customer shall, however, receive a credit in the amount of one hundred eighteen thousand, seven hundred seventy-seven dollars and thirteen cents ($118,777.13) to resolve the disputes more particularly described above regarding the Former Services and the unintentional blocking of Customer's 800 Service.

        (e) Customer shall remain liable for all usage charges incurred with respect to the Former Services on or before the commencement of the New Service. In order to resolve Customer's outstanding balance for inbound usage charges incurred with respect to the Former Services, Customer shall pay said balance in guaranteed funds to AT&T according to the following schedule:

        (1) $64,408.72 no later than June 30, 1995;
        (2) $64,408.72 no later than July 31, 1995;
        (3) $64,408.72 no later than August 30, 1995;
        (4) $64,408.72 no later than September 29, 1995;
        (5) $64,408.72 no later than October 30, 1995;
        (6) $64,408.72 no later than November 30, 1995;
        (7) $64,408.72 no later than December 29, 1995; and
        (8) $322,043.59 no later than January 31, 1996.

        2. Release

        In return for accepting this Agreement, Customer, on behalf of itself and its employees, agents, shareholders, officers, directors (in their individual and representative capacities) subsidiaries, predecessors, affiliates, parent corporations, if any, joint ventures, successors and assigns, heirs, executors, administrators and trustees ("Releasors"), hereby discharges and releases AT&T and AT&T's past and present employees, agents, shareholders, officers, directors (in their individual and representative capacities), subsidiaries, predecessors, affiliates, parent corporations, if any, joint ventures, successors and assigns, heirs, executors, administrators and trustees, ("Releasees") from any and all rights, claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies or liabilities, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforeseeable, arising from the beginning of the world until and including the Effective Date of this Agreement, which Releasors now have or ever had against Releasees on or before said Effective Date.

        3. Breach of Agreement

        In the event that Customer does not comply with Section 1 of this Agreement, AT&T may, at its option and without further notice to Customer, commence an action against Customer to recover all amounts then owed and outstanding.

        4. Entire Agreement

        In addition to Customer's subscription to the New Service pursuant to Contract Tariff ____, this Agreement is the sole, only, entire and complete agreement of the parties relating in any way to the subject matter hereof. No statements, promises or representations have been made by any party to any other party, or are relied upon, and no consideration has been or is offered, promised, expected or held out, other than as stated in this Agreement. There are no oral or written collateral agreements. All prior discussions and negotiations have been, and are, merged and integrated into, and are superseded by, this Agreement.

        5. Ownership of Claim

        The parties hereto warrant that they have not assigned or transferred, in any manner, to any person or entity, any right or interest to which they may be entitled regarding the disputes between the parties more particularly identified above. Each party warrants and represents to the other party that it is the owner and holder of all rights concerning the claims that are subject to this Agreement.

        6. No Admission of Liability

        This Agreement, the contents thereof, or its execution shall not be construed as any admission of liability by either party.

        7. Legal Counsel

        Each of the parties represents that in the execution of this Agreement, and the negotiations leading thereto, it had the opportunity to consult legal counsel of its own selection. Prior to the execution of this Agreement by each party, the party's attorney, if any, reviewed this Agreement, made any desired changes and advised the party with respect to the advisability of making the settlement and release provided herein and of executing this Agreement.

        8. Applicable Law

        This Agreement shall be construed in accordance with and be governed by the internal laws of the State of New York in effect as of the date of execution.

        9. Enforcement of Agreement

        If any action at law or in equity, including an action for declaratory or injunctive relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to all of its costs in prosecuting or defending said action, including reasonable attorneys' fees, which may be set by the court in which the action for enforcement is brought, or in a separate action for that purpose, in addition to any other relief to which the prevailing party may be entitled.

        10. Confidentiality

        The parties agree to keep both the fact of and the consideration for this Agreement confidential and agree not to disclose it to others (unless required by a court or regulatory agency of competent jurisdiction or for purposes of financial reporting). Customer further agrees that, if asked about the dispute described herein, Customer will respond only that the dispute has been resolved satisfactorily.

        11. Miscellaneous

        (a) The delay or failure of a party to exercise any right, power or privilege hereunder or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on any subsequent occasion unless clear and express notice thereof in writing is provided.

        (b) If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect.

           IN WITNESS WHEREOF, the parts have affixed their signatures effective as of the date first above written.

AT&T CORP.                             LONG DISTANCE DIRECT, INC.


By: /s /J. M. Colby                    By: /s/ Steve Lampert
    -------------------------              -------------------------
    (Signature)                            (Signature)

    Sales V.P. -                           President
    -------------------------              -------------------------
    (Name and Title)                       (Name and Title)

    7-25-95                                7/28/95
    -------------------------              -------------------------
    (Date Executed)                        (Date Executed)